UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 28, 2004
                                                         ----------------



                            CIRCUIT CITY STORES, INC.
             (Exact name of registrant as specified in its charter)


                                    Virginia
                         (State or other jurisdiction of
                                 incorporation)

     001-05767                                                   54-0493875
     ---------                                                   ----------
    (Commission                                               (I.R.S. Employer
     File No.)                                               Identification No.)


                  9950 Mayland Drive, Richmond, Virginia 23233
               (Address of principal executive offices) (Zip Code)


                                 (804) 527-4000
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01. Entry into a Material Definitive Agreement.

         On October 28, 2004, Circuit City Stores, Inc. (the "Company")

         o   amended  and  restated  the  Circuit  City  Stores,   Inc.  Benefit
             Restoration Plan, effective February 28, 2005, and

         o adopted the Circuit City Stores, Inc. Supplemental 401(k) Plan effective March 1, 2005.

Background

         On October 28, 2004, the Company implemented changes to its Retirement Plan and 401(k) Plan, which will take effect February 28 and January 1, 2005, respectively. Specifically the Company amended the:

         o Retirement Plan of Circuit City Stores, Inc. to freeze future benefit accruals under the plan, except with respect to plan participants who have reached or are within three years of their early retirement date or normal retirement date or are determined to have been permanently disabled before March 1, 2005 and are within three years of their early retirement date or normal retirement date. Additionally, the arbitration provision in the plan was amended to create a voluntary arbitration procedure; and

o Circuit City Stores, Inc. 401(k) Plan to provide for employer matching contributions equal to the sum of (i) one hundred percent of a participant's elective deferrals that do not exceed three percent of the participant's compensation and (ii) fifty percent of a participant's elective deferrals that exceed three percent of the participant's compensation but do not exceed five percent of the participant's compensation. Participants will immediately have fully vested rights in the matching contributions.

         In connection with these changes to the Retirement and 401(k) Plans, the Company amended and restated the Benefit Restoration Plan and adopted the Supplemental 401(k) Plan.

Amended and Restated Benefit Restoration Plan

         The Benefit Restoration Plan was amended to provide to certain sustained participants the supplemental benefits those participants would have received under the Benefit Restoration Plan had Retirement Plan benefit accruals not been frozen. The sustained participants are Benefit Restoration Plan participants who are within 10 years of attaining their early retirement date or normal retirement date under the Retirement Plan. No employee can become eligible, or resume eligibility, to participate in the plan after February 28, 2005. The Benefit Restoration Plan was also amended to conform the plan's change of control provision to the provision used in the Company's current employment agreements with its executive officers.

Supplemental 401(k) Plan

         The Supplemental 401(k) Plan will provide additional benefits for eligible employees whose benefits under the 401(k) Plan are restricted by Internal Revenue Code limits. Participants may elect to defer up to 40% of their compensation under the plan. Participants can receive a matching contribution equal to 4% of their compensation minus the amount contributed as a matching contribution under the 401(k) Plan. Matching contributions will be made following the 401(k) Plan's matching contribution formula.

         A copy of the Benefit Restoration Plan, as amended and restated, and the Supplemental 401(k) Plan are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this report and are incorporated herein by reference.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01. Financial Statements and Exhibits.

         (c) Exhibits.

             Exhibit No.     Description of Exhibit

             10.1            Circuit City Stores, Inc. Benefit Restoration Plan

             10.2            Circuit City Stores, Inc. Supplemental 401(k) Plan




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CIRCUIT CITY STORES, INC.



                                      By:       /s/ W. Alan McCollough
                                           ----------------------------------
                                           W. Alan McCollough
                                           Chairman, President and
                                           Chief Executive Officer



Date:    October 29, 2004





                                  EXHIBIT INDEX




             Exhibit No.   Description of Exhibit

             10.1          Circuit City Stores, Inc. Benefit Restoration Plan

             10.2          Circuit City Stores, Inc. Supplemental 401(k) Plan